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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 22, 2000


                     AUBURN NATIONAL BANCORPORATION, INC.
                     ------------------------------------
              (Exact Name of Registrant as Specified in Charter)

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
      Delaware                    0-26486              63-0885779
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  (State or Other              (Commission          (IRS Employer
  Jurisdiction of              File Number)       Identification No.)
  Incorporation)
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      100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama  36831-3110
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        (Addresses of Principal Executive Offices, including Zip Code)

                                (334) 821-9200
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
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     On November 14, 2000, Auburn National Bancorporation's (The "Company")
September 30, 2000 Form 10-Q was erroneously filed by the Company's EDGAR service provider before it was finally reviewed by the Company, and before completion of the limited review by the Company's independent auditors under Statement on Auditing Standards No. 71 ("SAS No. 71"). The Company authorized our EDGAR service provider to transmit Form 12b-25 "Notification of Late Filing" on November 14, 2000 but did not authorize the transmittal of the Company's Form 10-Q. The Company's senior management and board of directors are continuing to review the Company's loan portfolio, including a report by the bank's independent credit review service. KPMG LLP, the Company's independent auditors, will be asked by management to complete its limited SAS No. 71 review of the financial information included in the Form 10-Q, as it may be amended, for the quarter ended September 30, 2000. Accordingly, as these matters are completed, the Company expects to file an amended Form 10-Q, which may reflect additional provisions for loan losses for the quarter ended September 30, 2000, and which provisions would reduce the Company's reported earnings for such period.

Under the Private Securities Litigation Reform Act of 1995, certain of the statements contained in this press release regarding Auburn National Bancorporation, Inc.'s business and financial performance which are not historical facts may constitute "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled "Special Cautionary Notice Regarding Forward-Looking Statements" in the Company's Annual Report on Form 10-KSB for the most recently ended fiscal year.


For additional information, contact  E. L. Spencer, Jr.


Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.
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       (c)  Exhibits

            The following exhibits are filed herewith:

       Exhibit No.      Description
       -----------      -----------

          99.1          Press Release dated November 21, 2000
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               AUBURN NATIONAL BANCORPORATION, INC.
                               (Registrant)



                               /s/ E.L. Spencer, Jr.
                               --------------------------------------
                               E.L. Spencer, Jr.
                               Chairman, President, and Chief Executive Officer




Date:  November 21, 2000
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                               INDEX TO EXHIBITS
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Exhibit
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  99.1   Press Release dated November 21, 2000